Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ABIOMED, Inc., (the “Company”) for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President and Chief Executive Officer, and Corporate Controller, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael R. Minogue	/s/ Robert L. Bowen
Chairman, President and Chief Executive Officer	Vice President and Chief Financial Officer
Date: November 10, 2014	Date: November 10, 2014